UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-5037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914 - 7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2013

Item 1. Report to Stockholders.

TCM GROWTH FUNDS

SEMI-ANNUAL REPORT

TCM Small Cap Growth Fund

TCM Small-Mid Cap Growth Fund

March 31, 2013

TCM GROWTH FUNDS

Table of Contents

Letter to Shareholders	2
TCM Small Cap Growth Fund
Performance Discussion	6
Performance	8
Fund Information	9
Schedule of Investments	10
TCM Small-Mid Cap Growth Fund
Performance Discussion	13
Performance	15
Fund Information	16
Schedule of Investments	17
Fund Expense Examples	20
Financial Statements
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	28
Additional Information	36
Privacy Policy	37

TCM GROWTH FUNDS

May 19, 2013

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small Cap Growth Fund (the “Small Cap Fund”) or the TCM Small-Mid Cap Growth Fund (the “SMID Cap Fund”).  This is the semi-annual report to shareholders of the Funds, covering the six months ended March 31, 2013, which is the first half of each Fund’s fiscal year.  The report includes a discussion of the factors that impacted the performance of the Funds for the period, as well as information on Fund expenses and holdings.

Below is a summary of the market environment over the past six months and our current investment outlook.  Following this letter are the discussions on performance and Fund information for the Small Cap Fund and the SMID Cap Fund, which begin on pages 6 and 13, respectively.  The individual Fund discussions are similar because the investment process for each Fund is the same and there is significant overlap in the portfolios.

Market Review for the Last Six Months.  After a relatively calm third quarter in 2012, particularly when compared to the similar periods in 2010 and 2011, the market initially sold off heading into the presidential election, bottoming in mid November as investors digested the reelection of President Obama and congressional election outcomes.  It’s safe to say that everyone tried to spin this election as meaning just about everything except what it really was, a status quo result that didn’t change the partisan posture of our government.  With the election over, investors nervously watched as the fiscal cliff negotiations deteriorated once again into a last minute and unsatisfying kick-the-can outcome.  A strong rally at the end of the year saved the quarter, ultimately delivering relatively flat performance across most equity asset classes.  Uncertainty weighed on the market for much of the quarter, with the Conference Board’s Consumer Confidence Index hitting a five month low in December and companies continuing to delay capital spending decisions in light of unclear tax policies and spending cuts.

Economic indicators during fourth quarter 2012 were mixed but continued to point to an ongoing but tepid recovery in the U.S., continued lethargy in Europe, and a soft landing and potential re-acceleration in China’s economy. The ISM Manufacturing PMI Index, which serves as a measure of U.S. manufacturing growth, rose in December to 50.7%, indicating that the economy was growing and reversing a contraction reading in mid-quarter.  At year end, the employment picture neither inspired nor raised concerns of a deteriorating situation – essentially in line with expectations.

TCM GROWTH FUNDS

For the past six months, the Federal Reserve has done its part to support risk based assets by continuing its policy of zero rates and driving investors searching for any real rate of return to assets other than fixed income instruments.  After announcing another round of bond buying in the form of QE3 at the end of the third quarter of 2012, the Fed took the additional step of tying its loose monetary policy to specific economic indicators.  In the name of transparency, the central bank indicated for the first time that it would maintain its highly accommodative rate policies at least as long as the unemployment rate remained above 6.5%, so long as inflation stays in check at or near 2.5%.

U.S. equities posted solid returns in the first quarter of 2013 even though the usual suspects of macroeconomic risks kept investors guessing about fiscal, monetary and legislative policy decisions.  The tax legislation at the end of the year (the American Taxpayer Relief Act) provided some certainty over future tax rates even though it is not easy to find the “relief” in the bill (for most, marginal rates stayed the same; for some, rates went higher; and for all, the payroll tax holiday was repealed).  Perhaps most taxpayers were just relieved that something was done before the December 31st midnight deadline.  The legislation also pushed the automatic sequestration cuts into March, and as expected political gridlock prevented any proactive legislation that would have allowed the spending cuts to proceed in a more thoughtful and disciplined way.  Instead, across the board, fixed percentage cuts are being made without regard to the merits of one expenditure versus another.  It is budgeting by blunt instrument at best; willful malfeasance at worst.  Notwithstanding competing congressional bills and the introduction of the President’s budget, we lack confidence that there will be any “fixing” of the blunt cuts (although as we write this letter, it appears air travelers will get a break as politicians react to the contrived furloughs imposed on flight controllers).

The debt crisis in many European countries continues unabated and current austerity measures to mitigate that crisis are a drag on economic growth.  In a sign of possible changes to come, the Netherlands recently decided to take a “breather” on austerity in order to revive its economy and, more recently, the European Central Bank cut interest rates by 0.25%. Inconclusive elections in Italy only add to the level of uncertainty regarding the actions that will be necessary to manage recessionary conditions.  Markets generally prefer predictability, which is sorely lacking with respect to government responses to fiscal problems worldwide.  The tiny island of Cyprus became the crisis de jour when an initial bailout plan called for a haircut on all bank deposits to cover the country’s debt problems.  The good news is that investor reaction was muted compared to previous euro-crisis events, reflecting a discounting of the known risks by investors.

TCM GROWTH FUNDS

Throughout all this, the Dow Jones Industrial Average and the S&P 500® Index both reached new highs by the end of first quarter 2013 as investors were once again reminded to not fight the Fed.  U.S. economic data was mixed throughout the quarter but investors appeared to support the continued view that a slow but steady recovery remains in place.  Indeed, the housing recovery continued to pick up steam as inventories dropped and lending rates remained at historic lows.  But the unemployment picture is a bit more muddled.  Unemployment rates continue to decline but economists and other commentators are concerned about the meaning of these numbers because many Americans remain underemployed or have dropped out of the labor market entirely, skewing the unemployment rate.

Market Outlook.  It appears to us that expectations for an improving domestic economy in the second half of the year have largely been discounted.  Many of the leading economic indicators are mixed, with manufacturing industrial production falling year over year even as real disposable income rates improve.  The impacts of fiscal and monetary policies seem to be cancelling each other out.  However, so long as non-equity instruments offer little or negative real rates of return, the stock market could continue to levitate.  At some point, however, valuation expansion in stocks must eventually be supported by positive fundamentals at the individual company level. And the strength of those fundamentals on the horizon is not clear.  Recent data indicates a possible slowdown in many areas of consumer spending from dining out to electronics to cars.  On the other hand, higher financial and real estate asset values can buoy the confidence of consumers, who have proved to be resilient in the past.  So it remains to be seen if this recent consumer data is a sputter or a more serious blow reflecting expectations of an economic slowdown over the next couple quarters.

As mentioned, the usual suspects of macro risk are still with us – deficit or debt cutting austerity measures throughout the U.S. and Europe; tensions between Iran, Israel and the U.S.; saber rattling by the new North Korean leader; recessionary pressures and banking problems in Europe; the strength of the China economy, etc.  And at some point, and recent Fed minutes are already providing leading hints, the Fed may withdraw some of the massive liquidity supporting the stock market.  Given the strong run-up in the stock market over the last several quarters, some profit taking in the best performing stocks could be in order as we move through the year.

After years of elevated correlations in stock movements driven by macro dominated markets, we have seen a reversal of that trend since the end of 2011, which we believe will continue, although with potential bumps along the way.  Quality active managers can add value by identifying the winners and losers and outperforming passive benchmark returns and, as investor reaction to macro economic factors

TCM GROWTH FUNDS

decreases in magnitude, we believe that trend is our friend.  Assets under management by our firm are lower than past years, which provides us the added advantage of greater trading liquidity and access to smaller cap names.  We are finding opportunities on a company-level basis and believe that will help performance versus the benchmark going forward.

Thank you for your continued confidence and trust in managing your assets. Again, please see the following pages for the discussions on the individual Funds.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Funds, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of March 31, 2013, the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Funds.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency. Each Lipper average represents a universe of funds with similar investment objectives.  The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ.  The S&P 500® Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors.  The Russell 2000® Growth Index and the Russell 2500™ Growth Index are unmanaged indices representing those Russell 2000® Index companies and Russell 2500™ Index companies, respectively, with higher price-to-book ratios and future projected earnings according to the Frank Russell Company. One cannot invest directly in an index.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Mutual fund investing involves risk, principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

Quasar Distributors, LLC, Distributor (05/13)

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

Performance Overview.  The performance of the Small Cap Fund for the following periods was:

			6 Months ended
	4Q 2012	1Q 2013	3/31/2013
Small Cap Fund	0.64%	14.05%	14.78%
Russell 2000® Growth	0.45%	13.21%	13.72%
Lipper Small Cap Growth Average	-0.66%	12.29%	11.54%

Attribution.  The last two quarters were a tale of two tapes.  For the fourth quarter of 2012, the market was relatively flat as investors tried to sort out the miscellaneous issues facing the economy, including a contentious presidential and congressional election, a looming fiscal cliff, a tepid economic recovery, an improving housing market and a continued accommodative monetary policy.  Sector performance during that quarter was volatile, which proved difficult for active managers, particularly in December.  The market during the first quarter of 2013, on the other hand, was very strong, driven by expanding valuations (as opposed to upward earnings revisions), reflecting an expectation of an improving economy, an accommodative monetary policy and a seasonal psychology that hope springs eternal in the spring.  Growth outperformed value in small cap stocks (but vice versa in large cap), and small caps in turn outperformed large caps during the quarter.  Uncharacteristically, in a quarter of very strong nominal returns, four of the five top performing sectors were defensive sectors – consumer staples, utilities, healthcare, and financials.  For the six month period, the Small Cap Fund outperformed the benchmark based on strong stock selection in healthcare, energy, industrials and telecom services, offset primarily by our positions in technology and consumer discretionary lagging the benchmark sectors.  The positive effect of our underweight to consumer staples and overweight to healthcare and industrials was offset by the effect of cash, which was the biggest drag on returns in such a strong period.  The top and bottom five contributing stocks to absolute performance for the six month period were:

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

	Average	Contribution
Top Five	Weight (%)	to Return (%)
Geospace Technologies (seismic data instruments)	2.03	1.27
Pacira Pharmaceuticals (specialty
pharmaceutical products)	1.40	0.91
EMCOR Group (electrical &
mechanical construction)	2.09	0.91
Primoris Services (specialty
contracting & infrastructure)	1.65	0.90
H&E Equipment Services (platform
equipment parts & service)	1.33	0.68
	Average	Contribution
Bottom Five	Weight (%)	to Return (%)
BJ’s Restaurants (casual dining restaurants)	0.57	-0.42
Zillow (real estate information marketplace)	0.22	-0.31
Impax Laboratories (specialty pharmaceuticals)	0.44	-0.27
OSI Systems (electronic systems & components)	1.03	-0.27
Demandware (e-commerce solutions)	0.90	-0.25

TCM SMALL CAP GROWTH FUND

VALUE OF $100,000 VS. RUSSELL 2000® GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended March 31, 2013

				Since Inception
	One Year	Three Year	Five Year	(10/1/2004)
TCM Small Cap Growth Fund	11.88%	10.91%	4.40%	8.20%
Russell 2000® Growth Index	14.52%	14.75%	9.04%	7.93%
Lipper Small Cap Growth Average	11.42%	13.78%	8.23%	7.56%

This chart illustrates the performance of a hypothetical $100,000 investment made on October 1, 2004, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency. Each Lipper average represents a universe of funds with similar investment objectives.

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at March 31, 2013 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Net Assets	$227 million
Total Operating Expenses	0.94%

Top Ten Holdings (% of net assets)
MEDNAX, Inc.	2.6%	Geospace Technologies Corp.	2.1%
Hornbeck Offshore Services, Inc.	2.6%	Penn National Gaming, Inc.	2.0%
EMCOR Group, Inc.	2.5%	Pacira Pharmaceuticals, Inc.	2.0%
MAXIMUS, Inc.	2.2%	Icon Plc.	2.0%
Brookdale Senior Living, Inc.	2.2%	MWI Veterinary Supply, Inc.	1.9%

Sector Allocation (% of net assets)

*  Cash equivalents and other assets less liabilities.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited)

Shares		Value
COMMON STOCKS - 97.8% Aerospace & Defense - 1.8%
50,497	HEICO Corp.	$2,192,075
91,137	LMI Aerospace, Inc.*	1,894,738
		4,086,813
Auto Components - 2.0%
122,635	Gentherm, Inc.*	2,008,762
115,199	LKQ Corp.*	2,506,730
		4,515,492
Biotechnology - 1.2%
71,909	Cepheid*	2,759,148
Capital Markets - 1.6%
24,242	Affiliated Managers
	Group, Inc.*	3,722,844
Chemicals - 0.9%
108,751	Tronox, Inc.	2,154,357
Commercial Services & Supplies - 0.2%
18,857	US Ecology, Inc.	500,653
Communications Equipment - 2.7%
68,308	Aruba Networks, Inc.*	1,689,940
118,697	NICE Systems,
	Ltd. - ADR*	4,371,610
		6,061,550
Construction & Engineering - 5.6%
131,677	EMCOR Group, Inc.	5,581,788
72,819	MasTec, Inc.*	2,122,674
138,349	Orion Marine
	Group, Inc.*	1,375,189
171,346	Primoris Services Corp.	3,788,460
		12,868,111
Distributors - 1.3%
60,069	Pool Corp.	2,883,312
Diversified Telecommunication Services - 0.7%
226,827	8x8, Inc.*	1,553,765
Electronic Equipment, Instruments & Components - 3.1%
69,474	Fabrinet*	1,015,015
46,529	IPG Photonics Corp.	3,089,991
46,871	OSI Systems, Inc.*	2,919,595
		7,024,601
Energy Equipment & Services - 7.7%
14,583	Core Laboratories NV	2,011,287
31,622	Dril-Quip, Inc.*	2,756,490
43,506	Geospace
	Technologies Corp.*	4,695,168
127,246	Hornbeck Offshore
	Services, Inc.*	5,911,849
216,694	Pacific Drilling S.A.*	2,188,609
		17,563,403
Food & Staples Retailing - 1.4%
31,295	Casey’s General
	Stores, Inc.	1,824,499
29,556	The Fresh Market, Inc.*	1,264,110
		3,088,609
Health Care Equipment & Supplies - 6.0%
87,873	Abaxis, Inc.	4,158,150
94,710	Alere, Inc.*	2,417,946
70,093	Align Technology, Inc.*	2,348,816
35,807	Cyberonics, Inc.*	1,676,126
174,380	Endologix, Inc.*	2,816,237
4,007	Haemonetics Corp.*	166,931
		13,584,214
Health Care Providers & Services - 12.0%
175,266	Brookdale Senior
	Living, Inc.*	4,886,416
40,720	Catamaran Corp.*	2,159,382
2,000	Centene Corp.*	88,080
62,996	Emeritus Corp.*	1,750,659
34,887	ExamWorks Group, Inc.*	604,243
125,703	Healthways, Inc.*	1,539,862
66,664	MEDNAX, Inc.*	5,975,094
33,143	MWI Veterinary
	Supply, Inc.*	4,383,493
70,254	Team Health
	Holdings, Inc.*	2,555,840

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited) (Continued)

Shares		Value
Health Care Providers & Services - 12.0% (Continued)
50,923	Universal Health
	Services, Inc.	$3,252,452
		27,195,521
Hotels, Restaurants & Leisure - 4.3%
29,218	Buffalo Wild Wings, Inc.*	2,557,452
96,032	Fiesta Restaurant
	Group, Inc.*	2,551,570
85,490	Penn National
	Gaming, Inc.*	4,653,221
		9,762,243
Insurance - 1.4%
86,524	Amerisafe, Inc.*	3,075,063
Internet Software & Services - 5.2%
128,144	Cornerstone
	OnDemand, Inc.*	4,369,710
71,161	Dealertrack
	Technologies, Inc.*	2,090,710
85,390	Demandware, Inc.*	2,164,637
136,917	Perficient, Inc.*	1,596,452
91,324	Web.com Group, Inc.*	1,559,814
		11,781,323
IT Services - 5.0%
81,214	Cardtronics, Inc.*	2,230,137
122,035	Computer Task
	Group, Inc.	2,610,329
62,870	MAXIMUS, Inc.	5,027,714
121,201	Procera Networks, Inc.*	1,441,080
		11,309,260
Life Science Tools & Services - 2.0%
142,584	Icon Plc.*	4,604,037
Machinery - 4.0%
35,961	The ExOne Company*	1,204,693
15,193	Middleby Corp.*	2,311,615
163,319	Titan International, Inc.	3,442,765
55,630	Woodward, Inc.	2,211,849
		9,170,922
Metals & Mining - 0.8%
33,262	Haynes
	International, Inc.	1,839,389
Oil, Gas & Consumable Fuels - 0.5%
157,685	Solazyme, Inc.*	1,231,520
Pharmaceuticals - 3.1%
160,040	Pacira
	Pharmaceuticals, Inc.*	4,618,754
97,119	ViroPharma, Inc.*	2,443,514
		7,062,268
Road & Rail - 4.7%
43,145	Genesee &
	Wyoming, Inc.*	4,017,231
138,820	Knight
	Transportation, Inc.	2,235,002
29,766	Landstar System, Inc.	1,699,341
116,314	Roadrunner
	Transportation
	Systems, Inc.*	2,675,222
		10,626,796
Semiconductors & Semiconductor Equipment - 5.3%
176,415	Diodes, Inc.*	3,701,187
26,689	Hittite Microwave Corp.*	1,616,286
75,745	Semtech Corp.*	2,680,615
186,507	Skyworks
	Solutions, Inc.*	4,108,749
		12,106,837
Software - 6.1%
36,486	ANSYS, Inc.*	2,970,690
69,040	Imperva, Inc.*	2,658,040
50,475	MICROS Systems, Inc.*	2,297,117
16,863	Model N, Inc.*	334,225
63,023	Qlik Technologies, Inc.*	1,627,884
11,858	RealPage, Inc.*	245,579
92,164	Splunk, Inc.*	3,689,325
		13,822,860

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited) (Continued)

Shares		Value
Specialty Retail - 2.4%
73,160	Dick’s Sporting
	Goods, Inc.	$3,460,468
48,991	Monro Muffler
	Brake, Inc.	1,945,433
		5,405,901
Textiles, Apparel & Luxury Goods - 1.8%
38,678	Steven Madden Ltd.*	1,668,569
44,296	Oxford Industries, Inc.	2,352,118
		4,020,687
Trading Companies & Distributors - 1.6%
178,799	H&E Equipment
	Services, Inc.	3,647,500
Wireless Telecommunication Services - 1.4%
43,097	SBA Communications
	Corp. - Class A*	3,103,846
TOTAL COMMON STOCKS
(Cost $163,096,610)		222,132,837
REAL ESTATE INVESTMENT TRUST - 1.2%
106,179	LaSalle Hotel Properties	2,694,823
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $2,772,780)		2,694,823

SHORT-TERM INVESTMENT - 1.7%
Money Market Fund - 1.7%
3,948,338	SEI Daily Income Trust
	Government Fund -
	Class B, 0.020%(1)	3,948,338
TOTAL SHORT-TERM INVESTMENT
(Cost $3,948,338)		3,948,338
TOTAL INVESTMENTS IN SECURITIES - 100.7%
(Cost $169,817,728)		228,775,998
Liabilities in Excess
of Other Assets - (0.7)%		(1,568,227)
TOTAL NET ASSETS - 100.0%		$227,207,771

*	Non-income producing security.
ADR	American Depositary Receipt
(1)	Seven-day yield as of March 31, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

Performance Overview.  The performance of the SMID Cap Fund for the following periods was:

			6 Months ended
	4Q 2012	1Q 2013	3/31/2013
SMID Cap Fund	0.59%	10.29%	10.94%
Russell 2500™ Growth	1.78%	12.20%	14.19%

Attribution.  The last two quarters were a tale of two tapes.  For the fourth quarter of 2012, the market was relatively flat as investors tried to sort out the miscellaneous issues facing the economy, including a contentious presidential and congressional election, a looming fiscal cliff, a tepid economic recovery, an improving housing market and a continued accommodative monetary policy.  Sector performance during that quarter was volatile, which proved difficult for active managers, particularly in December.  The first quarter of 2013, on the other hand, was very strong for the market, driven by expanding valuations (as opposed to upward earnings revisions), reflecting an expectation of an improving economy, an accommodative monetary policy and a seasonal psychology that hope springs eternal in the spring.  Growth outperformed value in smaller cap stocks (but vice versa in large cap), and small caps in turn outperformed large caps during the quarter.  Uncharacteristically, in a quarter of very strong nominal returns, four of the five top performing sectors were defensive sectors – consumer staples, utilities, healthcare, and financials.  For the six month period, the SMID Cap Fund lagged the benchmark because positive stock selection in the energy and healthcare sectors was more than offset by negative selection in industrials and technology.  The effect of our sector weights excluding cash was slightly negative, with the positive effect of our overweight to industrials being more than offset by the effect of our overweight to technology and healthcare during the period.  Cash was also a drag on returns in such a strong period.  The top and bottom five contributing stocks to absolute performance for the quarter were:

TCM SMALL-MID CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

	Average	Contribution
Top Five	Weight (%)	to Return (%)
Geospace Technologies (seismic data instruments)	1.58	0.93
Genesee & Wyoming (freight railroads)	1.74	0.61
Trimble Navigation (positioning product solutions)	1.52	0.50
B/E Aerospace (aircraft cabin interior products)	1.26	0.47
Universal Health Services (acute care hospitals)	1.22	0.46
	Average	Contribution
Bottom Five	Weight (%)	to Return (%)
TIBCO Software (middleware
& infrastructure software)	0.57	-0.43
Edwards Lifesciences (heart
disease treatment products)	1.09	-0.33
Informatica (data integration & quality software)	0.15	-0.31
Zillow (real estate information marketplace)	0.22	-0.30
Demandware (e-commerce solutions)	0.90	-0.25

TCM SMALL-MID CAP GROWTH FUND

VALUE OF $100,000 VS. RUSSELL 2500™ GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended March 31, 2013

				Since Inception
	One Year	Three Year	Five Year	(6/29/2007)
TCM Small-Mid Cap Growth Fund	8.77%	10.46%	3.48%	1.34%
Russell 2500 Growth™ Index	13.69%	14.95%	9.02%	5.35%

This chart illustrates the performance of a hypothetical $100,000 investment made on June 29, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

TCM SMALL-MID CAP GROWTH FUND

FUND INFORMATION at March 31, 2013 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMMX
Inception Date	6/29/07
Total Net Assets	$249 million
Total Operating Expenses	0.95%

Top Ten Holdings (% of net assets)
MEDNAX, Inc.	2.6%	Cornerstone OnDemand, Inc.	1.9%
Perrigo Co.	2.2%	Geospace Technologies Corp.	1.9%
Brookdale Senior Living, Inc.	2.0%	NICE Systems Ltd. - ADR	1.8%
Penn National Gaming, Inc.	2.0%	Activision Blizzard, Inc.	1.8%
Affiliated Managers Group, Inc.	2.0%	Genesee & Wyoming, Inc.	1.7%

Sector Allocation (% of net assets)

*  Cash equivalents and other assets less liabilities.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited)

Shares		Value
COMMON STOCKS - 96.8% Aerospace & Defense - 2.2%
54,043	BE Aerospace, Inc.*	$3,258,253
53,232	HEICO Corp.	2,310,801
		5,569,054
Air Freight & Logistics - 1.6%
30,654	C.H. Robinson
	Worldwide, Inc.	1,822,687
57,563	Expeditors International
	of Washington, Inc.	2,055,575
		3,878,262
Auto Components - 1.1%
129,817	LKQ Corp.*	2,824,818
Biotechnology - 1.2%
80,705	Cepheid*	3,096,651
Capital Markets - 2.0%
32,385	Affiliated Managers
	Group, Inc.*	4,973,364
Chemicals - 2.2%
18,153	Airgas, Inc.	1,800,052
24,591	Cytec Industries, Inc.	1,821,701
94,551	Tronox, Inc.	1,873,055
		5,494,808
Commercial Services & Supplies - 2.6%
73,846	Rollins, Inc.	1,812,919
25,747	Stericycle, Inc.*	2,733,817
51,096	Waste Connections, Inc.	1,838,434
		6,385,170
Communications Equipment - 3.1%
84,869	Aruba Networks, Inc.*	2,099,659
12,268	F5 Networks, Inc.*	1,092,833
123,473	NICE Systems
	Ltd. - ADR*	4,547,511
		7,740,003
Construction & Engineering - 2.5%
63,634	Jacobs Energy
	Group, Inc.*	3,578,776
95,866	Quanta Services, Inc.*	2,739,850
		6,318,626
Containers & Packaging - 0.8%
48,669	Crown Holdings, Inc.*	2,025,117
Distributors - 1.0%
53,171	Pool Corp.	2,552,208
Electrical Equipment - 2.2%
70,324	AMTEK, Inc.	3,049,249
71,928	Sensata Technologies
	Holding NV - Class A*	2,364,273
		5,413,522
Electronic Equipment, Instruments & Components - 5.8%
35,538	Amphenol
	Corp. - Class A	2,652,912
48,308	IPG Photonics Corp.	3,208,134
60,257	KLA-Tencor Corp.	3,177,954
50,601	OSI Systems, Inc.*	3,151,936
75,644	Trimble Navigation Ltd.*	2,266,294
		14,457,230
Energy Equipment & Services - 6.9%
16,105	Core Laboratories NV	2,221,202
43,742	Geospace
	Technologies Corp.*	4,720,637
80,163	Hornbeck Offshore
	Services, Inc.*	3,724,373
42,974	Oceaneering
	International, Inc.	2,853,903
173,201	Pacific Drilling S.A.*	1,749,330
75,493	Superior Energy
	Services, Inc.*	1,960,553
		17,229,998
Food Products - 1.0%
25,798	The J. M. Smucker Co.	2,558,130
Food & Staples Retailing - 0.6%
32,693	The Fresh Market, Inc.*	1,398,280

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited) (Continued)

Shares		Value
Health Care Equipment & Supplies - 3.8%
75,933	Align Technology, Inc.*	$2,544,515
39,487	Cyberonics, Inc.*	1,848,386
28,367	Edwards
	Lifesciences Corp.*	2,330,633
4,357	Haemonetics Corp.*	181,513
33,156	Sirona Dental
	Systems, Inc.*	2,444,592
		9,349,639
Health Care Providers & Services - 9.5%
182,176	Brookdale Senior
	Living, Inc.*	5,079,067
44,657	Catamaran Corp.*	2,368,161
1,091	Centene Corp.*	48,047
36,836	Henry Schein, Inc.*	3,409,172
72,091	MEDNAX, Inc.*	6,461,516
77,516	Team Health
	Holdings, Inc.*	2,820,032
55,572	Universal Health
	Services, Inc.	3,549,384
		23,735,379
Hotels, Restaurants & Leisure - 4.6%
32,229	Buffalo Wild Wings, Inc.*	2,821,004
80,436	Hyatt Hotels Corp.*	3,477,248
93,092	Penn National
	Gaming, Inc.*	5,066,998
		11,365,250
Internet Software & Services - 4.4%
138,975	Cornerstone
	OnDemand, Inc.*	4,739,047
75,028	Dealertrack
	Technologies, Inc.*	2,204,323
92,519	Demandware, Inc.*	2,345,357
101,629	Web.com Group, Inc.*	1,735,823
		11,024,550
IT Services - 1.0%
91,660	Cardtronics, Inc.*	2,516,984
Life Science Tools & Services - 1.7%
130,272	Icon Plc.*	4,206,483
Machinery - 5.0%
16,813	Middleby Corp.*	2,558,098
178,972	Titan International, Inc.	3,772,730
38,259	Westinghouse Air Brake
	Technologies Corp.	3,906,626
54,163	Woodward, Inc.	2,153,521
		12,390,975
Pharmaceuticals - 4.4%
80,159	Forest Laboratories, Inc.*	3,049,248
45,420	Perrigo Company	5,392,717
98,562	ViroPharma, Inc.*	2,479,820
		10,921,785
Real Estate Management & Development - 1.1%
28,251	Jones Lang Lasalle, Inc.	2,808,432
Road & Rail - 3.0%
46,746	Genesee &
	Wyoming, Inc.*	4,352,520
73,001	Knight
	Transportation, Inc.	1,175,316
32,626	Landstar System, Inc.	1,862,618
		7,390,454
Semiconductors & Semiconductor Equipment - 4.4%
29,053	Hittite Microwave Corp.*	1,759,450
69,478	Lam Research Corp.*	2,880,558
64,547	Semtech Corp.*	2,284,318
181,896	Skyworks
	Solutions, Inc.*	4,007,169
		10,931,495
Software - 7.8%
300,761	Activision Blizzard, Inc.	4,382,088
39,436	ANSYS, Inc.*	3,210,879
114,036	Fortinet, Inc.*	2,700,373
55,752	MICROS Systems, Inc.*	2,537,274
68,750	Qlik Technologies, Inc.*	1,775,812
99,615	Splunk, Inc.*	3,987,588
40,169	TIBCO Software, Inc.*	812,217
		19,406,231

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited) (Continued)

Shares		Value
Specialty Retail - 2.5%
79,123	Dick’s Sporting
	Goods, Inc.	$3,742,518
32,034	Ulta Salon Cosmetics
	& Fragrance, Inc.	2,600,200
		6,342,718
Textiles, Apparel & Luxury Goods - 4.0%
23,599	Fossil, Inc.*	2,279,664
47,593	Oxford Industries, Inc.	2,527,188
42,030	Steven Madden Ltd.*	1,813,174
63,857	Under Armour, Inc.*	3,269,478
		9,889,504
Trading Companies & Distributors - 1.5%
24,986	TransDigm Group, Inc.	3,820,859
Wireless Telecommunication Services - 1.3%
44,311	SBA Communications
	Corp. - Class A*	3,191,278
TOTAL COMMON STOCKS
(Cost $188,404,518)		241,207,257
REAL ESTATE INVESTMENT TRUST - 1.2%
114,108	LaSalle Hotel Properties	2,896,061
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $2,961,163)		2,896,061
SHORT-TERM INVESTMENT - 2.1%
Money Market Fund - 2.1%
5,342,981	SEI Daily Income Trust
	Government Fund -
	Class B, 0.020%(1)	5,342,981
TOTAL SHORT-TERM INVESTMENT
(Cost $5,342,981)		5,342,981
TOTAL INVESTMENTS
IN SECURITIES - 100.1%
(Cost $196,708,662)		249,446,299
Liabilities in Excess
of Other Assets - (0.1)%		(144,574)
TOTAL NET ASSETS - 100.0%		$249,301,725

*	Non-income producing security.
ADR	American Depositary Receipt
(1)	Seven-day yield as of March 31, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

EXPENSE EXAMPLES For the Six Months Ended March 31, 2013 (Unaudited)

As a shareholder of the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/12 - 3/31/13).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Funds’ transfer agent.  The Funds’ adviser currently pays that fee.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the

TCM GROWTH FUNDS

EXPENSE EXAMPLES For the Six Months Ended March 31, 2013 (Unaudited) (Continued)

Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

TCM Small Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/12	3/31/13	10/1/12 – 3/31/13*
Actual	$1,000.00	$1,147.80	$5.03
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.24	$4.73

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.94% (reflecting fee recoupments in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

TCM Small-Mid Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/12	3/31/13	10/1/12 – 3/31/13**
Actual	$1,000.00	$1,109.40	$5.00
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.19	$4.78

**
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95% (reflecting fee recoupments in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

TCM GROWTH FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2013 (Unaudited)

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
ASSETS
Investments in securities, at value (cost $169,817,728
and $196,708,662, respectively) (Note 2)	$228,775,998	$249,446,299
Receivables:
Investment securities sold	2,179,204	1,301,977
Fund shares sold	887,994	71,353
Dividends and interest	48,479	110,796
Prepaid expenses	12,483	19,394
Total assets	231,904,158	250,949,819

LIABILITIES
Payables:
Fund shares redeemed	3,506,133	55,958
Investment securities purchased	966,962	1,351,801
Investment advisory fees, net	155,098	172,252
Administration fees	24,284	30,458
Fund accounting fees	8,458	10,583
Custody fees	220	1,472
Transfer agent fees	3,641	2,428
Trustee fees	2,133	1,876
Chief Compliance Officer fees	1,729	1,284
Other accrued expenses	27,729	19,982
Total liabilities	4,696,387	1,648,094
NET ASSETS	$227,207,771	$249,301,725
Net asset value, offering and redemption price per share
($227,207,771/6,825,630 and $249,301,725/13,065,268,
respectively, shares outstanding; unlimited number
of shares authorized without par value)	$33.29	$19.08

COMPONENTS OF NET ASSETS
Paid-in capital	$157,755,368	$185,223,645
Accumulated net investment loss	(497,600)	(110,837)
Accumulated net realized gain on investments	10,991,733	11,451,280
Net unrealized appreciation on investments	58,958,270	52,737,637
Net assets	$227,207,771	$249,301,725

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2013 (Unaudited)

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
INVESTMENT INCOME
Income
Dividends (net foreign withholding tax
of $1,521 and $1,733, respectively)	$884,445	$1,223,392
Interest	538	340
Total investment income	884,983	1,223,732

EXPENSES (Note 3)
Investment advisory fees	889,655	998,290
Administration fees	61,120	69,407
Fund accounting fees	26,549	28,959
Custody fees	12,375	11,844
Audit fees	12,186	10,161
Transfer agent fees	11,882	8,822
Miscellaneous expenses	7,067	6,905
Registration fees	6,173	10,905
Reports to shareholders	5,634	5,552
Chief Compliance Officer fees	5,209	3,743
Trustee fees	2,375	2,596
Legal fees	1,837	1,809
Interest expense	386	272
Insurance expense	277	68
Total expenses	1,042,725	1,159,333
Plus: prior year fees waived
subject to recoupment	7,266	26,138
Net Expenses	1,049,991	1,185,471
Net investment income (loss)	(165,008)	38,261

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	13,993,188	13,273,629
Change in net unrealized
appreciation on investments	16,475,200	11,482,136
Net realized and unrealized
gain on investments	30,468,388	24,755,765
Net increase in net assets
resulting from operations	$30,303,380	$24,794,026

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2013	Year Ended
	(Unaudited)	September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(165,008)	$(1,044,478)
Net realized gain on investments	13,993,188	63,874,406
Change in net unrealized
appreciation on investments	16,475,200	30,875,765
Net increase in net assets
resulting from operations	30,303,380	93,705,693

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(5,178,391)	—
Total distributions to shareholders	(5,178,391)	—

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares(1)	(27,209,606)	(244,906,271)
Total decrease in net assets	(2,084,617)	(151,200,578)

NET ASSETS
Beginning of period/year	229,292,388	380,492,966
End of period/year	$227,207,771	$229,292,388
Accumulated net investment loss	$(497,600)	$(332,592)

(1)	Summary of capital share transactions is as follows:

	Six Months Ended
	March 31, 2013		Year Ended
	(Unaudited)		September 30, 2012
	Shares	Value	Shares	Value
Shares sold	618,248	$18,787,226	1,214,094	$34,172,607
Shares issued in
reinvestment
of distributions	180,691	5,156,929	—	—
Shares redeemed(2)	(1,688,694)	(51,153,761)	(10,016,973)	(279,078,878)
Net decrease	(889,755)	$(27,209,606)	(8,802,879)	$(244,906,271)

(2)	Net of redemption fees of $0 and $1,110, respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2013	Year Ended
	(Unaudited)	September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$38,261	$(1,700,740)
Net realized gain on investments	13,273,629	25,127,986
Change in net unrealized appreciation
on investments	11,482,136	44,862,787
Net increase in net assets
resulting from operations	24,794,026	68,290,033

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(149,098)	—
From net realized gain	(23,400,391)	(5,532,993)
Total distributions to shareholders	(23,549,489)	(5,532,993)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares(1)	(20,032,254)	(68,906,730)
Total decrease in net assets	(18,787,717)	(6,149,690)

NET ASSETS
Beginning of period/year	268,089,442	274,239,132
End of period/year	$249,301,725	$268,089,442
Accumulated net investment loss	$(110,837)	$—

(1)	Summary of capital share transactions is as follows:

	Six Months Ended
	March 31, 2013		Year Ended
	(Unaudited)		September 30, 2012
	Shares	Value	Shares	Value
Shares sold	446,324	$8,099,503	951,565	$17,346,976
Shares issued in
reinvestment
of distributions	1,381,669	23,543,635	311,883	5,414,297
Shares redeemed(2)	(2,845,787)	(51,675,392)	(4,970,088)	(91,668,003)
Net decrease	(1,017,794)	$(20,032,254)	(3,706,640)	$(68,906,730)

(2)	Net of redemption fees of $139 and $673, respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months Ended
	March 31, 2013		Year Ended September 30,
	(unaudited)		2012	2011	2010	2009	2008
Net asset value,
beginning of period/year	$29.72		$23.03	$24.71	$22.56	$25.58	$36.34

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(1)	(0.02)		(0.10)	(0.17)	(0.15)	(0.10)	(0.19)
Net realized and unrealized
gain (loss) on investments	4.29		6.79	(1.51)	2.30	(2.92)	(7.18)
Total from investment
operations	4.27		6.69	(1.68)	2.15	(3.02)	(7.37)

LESS DISTRIBUTIONS:
From net realized gain	(0.70)		—	—	—	—	(3.20)
Distribution in excess	—		—	—	—	—	(0.19)
Total distributions	(0.70)		—	—	—	—	(3.39)
Paid-in capital
from redemption
fees (Note 2)	—		— *	— *	— *	— *	— *
Net asset value,
end of period/year	$33.29		$29.72	$23.03	$24.71	$22.56	$25.58
Total return	14.78	%+	29.05%	(6.80)%	9.53%	(11.81)%	(22.39)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$227.2		$229.3	$380.5	$491.1	$468.7	$485.7
Portfolio turnover rate	51	%+	102%	91%	110%	123%	135%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped	0.94	%^	0.94%	0.91%	0.92%	0.94%	0.92%
After fees waived/recouped	0.94	%^	0.94%	0.91%	0.92%	0.94%	0.92%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived/recouped	(0.14	)%^	(0.34)%	(0.54)%	(0.62)%	(0.58)%	(0.67)%
After fees waived/recouped	(0.14	)%^	(0.34)%	(0.54)%	(0.62)%	(0.58)%	(0.67)%

*	Less than $0.01 per share.
(1)	Calculated using the average shares outstanding method.
^	Annualized.
+	Not annualized.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months Ended
	March 31, 2013		Year Ended September 30,
	(unaudited)		2012	2011	2010	2009	2008
Net asset value,
beginning of period/year	$19.04		$15.42	$16.05	$14.42	$15.73	$21.18

INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss)(1)	0.00	*	(0.11)	(0.10)	(0.05)	(0.04)	(0.04)
Net realized and unrealized
gain (loss) on investments	1.86		4.05	(0.53)	1.68	(1.27)	(5.33)
Total from investment
operations	1.86		3.94	(0.63)	1.63	(1.31)	(5.37)

LESS DISTRIBUTIONS:
From net income	(0.01)		—	—	—	—	—
From net realized gains	(1.81)		(0.32)	—	—	—	—
Distribution in excess	—		—	—	—	—	(0.08)
Total distributions	(1.82)		(0.32)	—	—	—	(0.08)
Paid-in capital
from redemption
fees (Note 2)	—	*	— *	— *	— *	— *	—
Net asset value,
end of period/year	$19.08		$19.04	$15.42	$16.05	$14.42	$15.73
Total return	10.94	%+	25.75%	(3.93)%	11.30%	(8.33)%	(25.47)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$249.3		$268.1	$274.2	$235.0	$82.4	$42.8
Portfolio turnover rate	49	%+	94%	114%	121%	137%	128%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped	0.93	%^	0.94%	0.92%	0.97%	1.15%	1.44%
After fees waived/recouped	0.95	%^	0.95%	0.95%	0.95%	0.95%	0.95%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived/recouped	0.03	%^	(0.58)%	(0.53)%	(0.50)%	(0.67)%	(1.05)%
After fees waived/recouped	0.01	%^	(0.59)%	(0.56)%	(0.48)%	(0.47)%	(0.56)%

*	Less than $0.01 per share.
(1)	Calculated using the average shares outstanding method.
^	Annualized.
+	Not annualized.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund (collectively the “Funds”) are each diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Funds commenced operations on October 1, 2004 and June 29, 2007, respectively.

Each Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2013, the Funds did not hold any fair valued securities.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2013 (Unaudited) (Continued)

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Funds record transfers at the end of each reporting period. The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2013. See the Schedule of Investments for industry breakouts.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2013 (Unaudited) (Continued)

TCM Small Cap Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$222,132,837	$—	$—	$222,132,837
Real Estate
Investment Trust	2,694,823	—	—	2,694,823
Short-Term Investment	3,948,338	—	—	3,948,338
Total Investments
in Securities	$228,775,998	$—	$—	$228,775,998
TCM Small-Mid Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$241,207,257	$—	$—	$241,207,257
Real Estate
Investment Trust	2,896,061	—	—	2,896,061
Short-Term Investment	5,342,981	—	—	5,342,981
Total Investments
in Securities	$249,446,299	$—	$—	$249,446,299

There were no transfers into or out of Level 1, 2 or 3 during the six months ended March 31, 2013 for the Funds.

B.
Federal Income Taxes.  Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net Capital Losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Funds’ 2013 tax returns.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2013 (Unaudited) (Continued)

The Funds identify major tax jurisdictions as U.S. Federal and State of Massachusetts; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price is equal to the Funds’ net asset value per share. The Funds charge a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. Both Funds will retain the fee charged as paid-in-capital and such fees become part of that Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2013 (Unaudited) (Continued)

made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. On April 8, 2013 and May 2, 2013 the TCM Small-Mid Cap Fund had redemptions in kind representing approximately 42% and 55%, respectively of the Fund’s net assets at the time of each transaction. The Funds reserve the right to pay distribution proceeds in kind when it is in the best interests of the remaining shareholders.

I.
Recent Accounting Pronouncement.  In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluation the impact ASU 2011-11 will have on the financial statement disclosure.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management, Inc., (the “Advisor”) provides each Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Funds. For the six months ended March 31, 2013, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $889,655 and $998,290 in advisory fees, respectively.

The Advisor has contractually agreed to limit each Fund’s annual ratio of expenses to 0.95% of each Fund’s average daily net assets. Each contract’s term is indefinite and may be terminated only by the Board of Trustees. For the six months ended March 31, 2013, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund  recouped $7,266 and $26,138 in fees, respectively.

The Advisor is permitted to seek reimbursement from the Funds, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At March 31, 2013, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the TCM Small Cap

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2013 (Unaudited) (Continued)

Growth Fund and the TCM Small-Mid Cap Growth Fund that may be reimbursed was $0 and $1,439, respectively. The Advisor may recapture a portion of the above amount no later than September 30, 2013.

Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees’ review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds’ expense accruals. The Officers of the Trust and the Chief Compliance Officer are also employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. Fees paid by the Funds for Administration and Chief Compliance Officer services for the six months ended March 31, 2013 are disclosed in the statement of operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for TCM Small Cap Growth Fund for the six months ended March 31, 2013, were $111,832,771 and $141,705,761, respectively, and for TCM Small-Mid Cap Growth Fund for the six months ended March 31, 2013, were $122,066,931 and $169,092,448, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended March 31, 2013.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2013 (Unaudited) (Continued)

The cost basis of investments for federal income tax purposes at March 31, 2013 was as follows:

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
Cost of investments (a)	$171,553,014	$197,886,504
Gross unrealized appreciation	61,018,248	54,570,492
Gross unrealized depreciation	(3,795,264)	(3,010,697)
Net unrealized appreciation	$57,222,984	$51,559,795

(a)	At September 30, 2012, the difference between book basis and tax basis unrealized appreciation was attributable primarily to the treatment of wash sales.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended March 31, 2013 and the year ended September 30, 2012 were as follows:

	March 31, 2013	September 30, 2012
TCM Small Cap Growth Fund
Long-term Capital Gain	$5,178,391	$—

	March 31, 2013	September 30, 2012
TCM Small-Mid Cap Growth Fund
Ordinary Income	$149,098	$—
Short-term Capital Gain	$3,174,986	$—
Long-term Capital Gain	$20,225,405	$5,532,993

As of September 30, 2012, the components of accumulated earnings/(losses) on a tax basis were as follows:

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
Net unrealized appreciation	$40,747,784	$40,077,659
Undistributed ordinary income	—	3,174,940
Undistributed long-term capital gain	3,912,222	19,580,944
Total distributable earnings	3,912,222	22,755,884
Late year loss	(332,592)	—
Total accumulated gains	$44,327,414	$62,833,543

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2013 (Unaudited) (Continued)

NOTE 6 – CREDIT FACILITY
U.S. Bank, N.A. (the “Bank”) has made available to the Funds a credit facility to be used for temporary or extraordinary purposes related to Fund redemptions. During the six months ended March 31, 2013, the TCM Small Cap Growth Fund did draw on the line of credit. There was no loan payable balance at March 31, 2013. During the six months ended March 31, 2013, the TCM Small-Mid Cap Growth Fund did draw on the line of credit. There was no loan payable balance for the Fund at March 31, 2013. For the six months ended March 31, 2013, the average interest rate on the outstanding balance for each Fund was 3.25% and the interest expense for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund was $386 and $272, respectively. During the six months ended March 31, 2013, the average outstanding daily balances for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund was $4,005 and $25,296, respectively. The maximum amounts available for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund were $26 million and $28 million, respectively.

TCM GROWTH FUNDS

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund file their complete schedule of portfolio holdings for their first and third quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling (800) 536-3230.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 and on the Funds’ website at www.tyghcap.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund voted proxies relating to portfolio securities during the most recent year ending June 30 is available without charge, upon request, by calling (800) 536-3230 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call the transfer agent toll free at (800) 536-3230 to request individual copies of these documents.  The Funds will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 536-3230.  Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.tyghcap.com.

TCM GROWTH FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.
We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Tygh Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon  97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103-3638

Legal Counsel
Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

TCM Small-Mid Cap Growth Fund
Symbol – TCMMX
CUSIP – 742935323

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)*                   /s/Elaine E. Richards
Elaine E. Richards, President

Date     May 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/Elaine E. Richards
Elaine E. Richards, President

Date     May 29, 2013

By (Signature and Title)*                    /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date     May 31, 2013

* Print the name and title of each signing officer under his or her signature.